Reorganization Impacts - Discontinued Operations Solely Related to Southwest Gas Corporation - Summary of Assets and Liabilities within Amounts Reported as Discontinued Operations - Construction Services in Condensed Consolidated Balance Sheet (Detail) - Construction Services [Member] - Southwest Gas Corporation [Member]
$ in Thousands
Dec. 31, 2016 USD ($)
Assets:
Other property and investments	$ 233,774
Cash and cash equivalents	9,042
Accounts receivable, net of allowances	173,300
Prepaids and other current assets	10,470
Goodwill	129,888
Other noncurrent assets	22,897
Discontinued operations - construction services - assets	579,371
Liabilities:
Current maturities of long-term debt	25,101
Accounts payable	46,440
Other current liabilities	74,518
Long-term debt, less current maturities	174,903
Deferred income taxes and other deferred credits	59,653
Discontinued operations - construction services - liabilities	$ 380,615